国际海运代理协议

International Maritime Agents Agreement

甲　　方:　AMERICATOWNE INC.

营业地址: 4800 HOMEWOOD COURTSUITE 100,　RALEIGH NC 27609

法定代表人:　ALTON PERKIN

联 系 人:　YU WANG

电　　话: 1-(919) 491-7003 (美国) 18827031978 (中国)

Party A:　AMERICATOWNE INC.

Business address:4800 HOMEWOOD COURTSUITE 100,　RALEIGH NC 27609

Legal representative:ALTON PERKIN

Contact person:　YU WANG

Phone number: 1-(919) 491-7003 (America) 18827031978 (China)

乙　　方: 上海通洋船务股份有限公司

营业地址: 上海市杨浦区国权路43号财富国际广场银座511室

法定代表人: 陈丽梅

甲方 yu　乙方 [signature]

联 系 人：殷佳俊

电　　话：　021-53513835

Party B: OCEAN CHANNEL SHIPPING CO.,LTD.

Business Address: Rm.511,No.43 GuoquanRoad,Fortune International Plaza,Yangpu District Shanghai 200433 China

Legal representative: Chen Limei

Contact: Yin Jiajun

Phone number: 021-53513835

甲，乙双方经过友好协商，在平等自愿的基础上就甲方授权委托乙方代为办理甲方、甲方关联公司、甲方指定公司及客户相关货物的采购、进出口贸易和国际海运代理事宜，签订以下协议，以期共同遵守。

Party A and Party B shall, on the basis of equality and voluntariness, with the authorization of Party A, entrust Party B to handle the procurement, import and export trade and international maritime agency matters of Party A, Party A related party, Party A designated company and customer related goods, and Signed the following agreement with a view to mutual compliance.

一、　委托事项及服务范围

I, the commission and the scope of services

（一）　本协议有效期限内，乙方作为代理人接受甲方委托，具体安排如下事项：每票货物以乙方确认的货运代理委托书为准。

(1) During the validity period of this Agreement, Party B shall accept Party A's entrustment as agent, and the following matters shall be arranged as follows: Each ticket of goods shall be subject to the confirmation of the power of attorney

甲方 [signature]　乙方 [signature]

of freight forwarder by Party B.

国际海运□ 境外报关□ 境外报检报验□ 境外段的运输□
International shipping □ Foreign customs declaration □ Overseas inspection and inspection report □ Transportation of overseas section

（二） 甲方应认真填写《委托书》，加盖"公章"或"公司业务章"，并由业务人员签署正楷中文姓名，甲方对所提供信息的真实性和完整性负责。

(2) Party A shall carefully fill in the "power of attorney", stamp with "company's official seal" and execute the "power of attorney" in Chinese name. Party A shall be responsible forensuring the authenticity and completeness of the information provided.

(三) 乙方可以代理人身份也可以承运人身份办理受托业务；当乙方仅办理订舱配载，并未签发乙方提单时，乙方的身份是代理人。

(3) Party B may act as agent or freight forwarder for the entrusted business; when Party B only engages in booking ship and loading the cargo and does not issue Party B's bill of lading, Party B's identity is the agent.

二、 双方的权利和义务

II, the rights and obligations of both parties

（一）货物包装、运输及交接

(1) Cargo packaging, transport and handover

1，甲方应保证其所委托之货物及所附文件符合中国法律法规及进出境国和转运国法律法规、政策之规定，甲方所提供的货物必须经妥善包装，

甲方 [signature] 乙方 [signature]

适合国际海运以及国际内陆运输。对于违反本条而造成的任何后果和损失均由甲方自行承担。

1, Party A shall ensure that the goods entrusted to Party B and the accompanying documents comply with the laws and regulations of China and the laws, regulations and policies of the countries of entry, exit and transit. Additionally, the goods provided by Party A must be properly packed and suitable for international maritime and international inland transport. Any consequences and losses resulting from the breach of this Article shall be borne by Party A at its own expense.

2，甲方委托之货物，如是贵重物品（单件货值在人民币伍万元以上或单票货值人民币贰拾万元以上的）、易碎品、化工品、冷冻冷藏品、危险品、活动植物、超大超重货物、倾斜角度受限制或重心偏离的货物等特殊物品，甲方必须事先告知乙方相关的运输、仓储、保管等特殊操作方法。如甲方未及时告知乙方的，乙方将按照普通货物通常的操作习惯作业，由此产生的货损货差，乙方不承担责任。若为危险品、冷藏品、重大件货物，在乙方得到船公司接受订舱的确认后，再接受甲方委托安排出运。

2, Party A must inform Party B in advance of the transport, storage, maintenance and/or other special methods of operationfor entrusted goods, if such goods are valuables (i.e. goods worth 50,000 RMB or more per unit or worth 200,000 RMB or more per ticket), fragile goods, chemicals, frozen refrigerated goods, dangerous goods, live plants, oversize and overweight cargo, items with restrictions on the angle of inclination or deviation of the center of gravity or other special items,. If Party A fails to timely inform Party B, Party B will operate in accordance with the usual operating practices of ordinary goods, and if the resulting goods are damaged, Party B shall not be liable. If the goods are dangerous goods, refrigerated goods oroversized pieces

甲方 ____ 乙方 ____

of goods, after Party B ensures to receive the shipping company's acceptance on booking the ship, and then Party B shall accept entrusted arrangements for the shipment of Party A.

3,货物送交收货人时，收货人应当场进行验收。乙方仅对货物的外包装负责，不承担外包装完好状态下的货损货差责任。集装箱货的验收项目为集装箱外表状况和铅封；非集装箱包装货物的验收仅限于件数及外包装是否完好，不包括包装内的货物品名、规格、数量、质量。包装内的货物品名、规格、数量以外包装或货物上的标记为准。散装货物按国家有关规定验收。收货人在运单或其他随货单据上签字确认视为货物已完好交付。

3, goods deliver to the consignee, the consignee should inspect and accept the delivered goods on the spot. Party B is only responsible for the packaging of the goods and is not responsible for the damage goods liability under the state integrity of the packaging. The acceptance of the container cargo is the appearance and seal of the container; the acceptance of the non-containerized packing is limited to the number of pieces and the integrity of outer packing, not including the name, specification, quantity and quality of the goods in the package. The name, specifications and quantity of the goods in the packaging, the outside packaging or goods on the mark shall prevail. Bulk goods shall be accepted according to the relevant provisions of the State. The consignee signs on the waybill or other accompanying documents to confirm that the goods have been delivered in good condition.

4,出口业务中，甲方提出退运或转运的，应向乙方出示并交还未经背书转让的全套正本提单，否则乙方尽力代为洽办，由此产生的风险和费用由甲方承担。

4, If Party A proposes a return or trans shipment, Party A shall present and return to Party B a full original bill of lading

甲方 ywc 乙方 聂佳俊

without endorsement. Otherwise, if Party B endeavors to handle and deliver the goods, the risks and expenses incurred shall be borne by Party A.

5，目的港无人提货的、收货人拒绝提取、逾期提取货物的或甲方提供的收货人信息有误的，乙方应及时通知甲方，甲方应于收到乙方通知之日起三日内就货物处理方案作出明确的书面指示，否则视为甲方自动弃货，乙方有权采取拍卖、销毁等任意处理方式。无论采用何种处理方案，由此产生的全部费用以及仓储费、滞箱费、保管费、另行运输的费用等所有目的港费用均由甲方负责承担。

5,Upon arriving the destination port, ifno man picks up the delivery, the consignee refuses to pick up,pick up overdue or Party A provides the wrong consignee information, Party B shall promptly notify Party A, and Party A shall,within three days after receiving the notice from Party B,provide clear written instructions to Party B in the method of handling the goods, otherwise, the goods will be considered presumptively abandoned by Party A, and Party B will have the right to auction the goods, destroy the goods,or otherwise deal with the goods as it sees fit. Regardless of what kind of treatment plan, the resulting full costs and storage costs, stuck costs, custodial fees, the cost of transportation and other destination costs are borne by Party A.

（二） 报关、检验

(II) declaration, inspection

1，甲方如委托乙方进行海外报关、报检的，应在货物出运前<u>10</u>个工作日内向乙方出具委托书，并且甲方应及时将全套完整有效的报关、报检资料及资料清单交至乙方。

1, Party A, if it entrusts Party B to carry out overseas declaration

甲方 ywu 乙方 [signature]

and inspection, shall issue a power of attorney to Party B within 10 working days before the shipment of the goods, and Party A shall promptly submit the complete and effective declaration, inspection and information list to Party B.

2，甲方应对其提供文件的真实性、合法性、完整性及准确性负责，保证单单相符、单货相符，如实申报。

2, Party A shall be responsible for ensuring the authenticity, legality, completeness and accuracy of the documents, ensuring that the items are in conformity, and the goods are in conformity andtruthfully declared.

3，甲方应严格遵守中国、出境过、转运国国家及其海关、商检法律法规的规定。乙方不接受任何违证和欺瞒虚报的非法要求。因为甲方违法违规行为导致的后果由甲方自行承担。因此给乙方造成损失的，由甲方予以全额赔偿。

3, Party A shall strictly abide by the laws of China, and the Appearance and Transit Country and their customs and commodity inspection laws and regulations. Party B does not accept any request to conduct unlawful acts. Party A shall bear the consequences for any/all of its illegal act and regulation violations. If the loss is caused by Party B, Party A shall be fully compensated.

4，乙方应及时将海关、检验机构查验货物的要求通知甲方，但不承担由于查验所造成的外包装破损、货物短缺、损坏、变质、污染的责任及相应的延误责任。

4, Party B shall promptly inform Party A of the requirements of cargo inspectionby the Customs and any other inspection entity, but Party B shall not be liable for the damage to the packaging, the shortage of goods, the damage, deterioration, pollution or

甲方 [illegible] 乙方 [illegible]

the corresponding delay due to the inspection.

(三)、保险
(III), Insurance

(一) 甲方应按照有关法律、法规的规定对托运的货物进行保险。
(1) Party A shall insure the consignments in accordance with the relevant laws and regulations.

(二) 甲方委托乙方办理托运货物运输保险的，应向乙方出具委托书，险种由甲方指定，保险费用由甲方承担。
(2), If Party A entrusts Party B to handle the transport insurance of consignment goods, Party B shall be issued a power of attorney, and the insurance type will be designated by Party A and the insurance costs will be borne by the Party A.

(三) 甲方自行办理保险的，则甲方将放弃对乙方的索赔权。
(3) If Party A handles its own insurance, then Party A shall give up the right to claim the compensation from Party B.

(四) 保密
(IV) Confidentiality

(一) 双方对因履行本协议而获得或知悉的对方的文件和信息资料予以妥善保管，并承担保密责任。未经对方书面同意，不得向任何第三方(有关法律、法规、政府部门、证券交易所或其他监管机构要求除外)披露。乙方不得透露甲方供货商信息等给收货商，以及乙方不得透露甲方的收货商信息给供货商，否则乙方将承担一切法律后果。
(1) The two parties shall properly keep the documents and

甲方 yw 乙方 [signature]

information of the other party that have obtained or known for the performance of this Agreement and shall bear the duty of confidentiality. Without the written consent of the other party, neither party shall disclose to any third party (other than legal, governmental departments, stock exchanges or other regulatory agencies). Party B shall not disclose the information of Party A's supplier to the consignee, and Party B shall not disclose the information of Party A's consignee to the supplier, otherwise Party B shall bear all legal consequences.

（二）保密条款不因本合同的终止而终止，保密期限为本协议有效期间及协议终止后满二年。

(2) This Confidentiality Clause shall not be terminated due to the termination of this Contract, and the term of the Confidentiality shall be two years after the expiration date and the termination date of this Agreement.

（五）费用及结算

(V) Fees and settlement

（一）乙方不垫付税款，甲方应及时将税款预付给乙方，否则因此造成清关延迟的费用和后果由甲方承担。

(1) Party B shall not be responsible for advancingany taxes, so Party A shall promptly pay allapplicable taxes to Party B as and when they come due, otherwise the costs and consequences of delay in customs clearance shall be borne by Party A.

（二）其他费用可选择以下方式支付：

(2) Other fees may be paid in the following manner:

1，甲方预付人民币元，货物装船后 7 天内结清。

甲方 [signature] 乙方 [signature]

1, Party A shall prepay RMB ....yuan, and the balance shall be paid within 7 days after the goods was shipped.

2, 甲乙双方采用月结帐方式，乙方给予甲方每月人民币元的额度（包括但不限于：运杂费、操作费等费用），超过此赊帐额度的，甲方对超出部分的款项应先予给付或在乙方交货时当场结清费用。否则，乙方有权中止办理受托事务，由此造成的损失由甲方自行承担。

2 Party A and Party B use the monthly checkout method. Party B shall give Party A monthly amount of credit RMB ...... yuan (including but not limited to: transport miscellaneous fees, operating costs and other expenses). Any fees beyond the amount of the credit, shall be paid in advance or upon the delivery by Party B, with the settlement fees being settled on the spot. Otherwise, Party B has the right to suspend the handling of entrusted business, the resulting loss borne by Party A.

3, 每月5日双方核对上月业务的帐单，甲方接到乙方帐单后3日内进行确认，如既不确认又不提出异议的，视为甲方已经确认，乙方即行开票。甲方在开船之日起30天内支付费用。乙方收到所有应收款项后退还提单、报关单等单证文件。如甲方延迟付款的，甲方应支付逾期付款部分日千分之一的违约金给乙方，同时乙方有权留置甲方的任意单证或货物，由此产生的风险和损失由甲方自行承担。

3, on the 5th of each month, both Parties shall check the bill of the business done last month and if Party A receives a billing from Party B, it should be confirmed within 3 days. If Party A neither confirms nor raises objections, it is taken as Party A has confirmed and Party B may immediately invoice the fees. Party A shall pay the fee within 30 days from the date of shipping. After Party B receives all the accounts receivable, Party B shall return bills of lading, declarations and all other relevant documents. If Party A delays payment, Party A shall pay the liquidated damages

甲方 乙方

of 0.1% daily of the overdue amount to Party B, and Party B shall have the right to retain any documents or goods of Party A, and the risks and losses arising from Party A's delay shall be borne by Party A.

4，乙方依法向甲方开具零税率的增值税普通发票，甲方根据本协议的规定向乙方支付费用。

4, Party B shall issue a zero - value VAT ordinary invoice to Party A according to law and Party A shall pay the fee to Party B in accordance with the provisions of this Agreement.

（六）违约责任

(VI) breach of contract

（一）甲方的责任

(A) Party A's responsibility

1,发生下列情形给乙方或第三方造成损失的，甲方应赔偿乙方全部损失：

1, Party A shall compensate Party B for all losses if Party B or third party causes the following circumstances:

（1） 在运输的普通货物中夹带、匿报易燃、易爆危险品或其他违反危险品运输规定的行为；

（2） 货物重量超重或货物品质原因；

（3） 货物包装、标志不符合规定。

（4） 未提供相关资料或提供的资料不全、不及时、不正确的；

（5） 其他因货物或甲方或收货人原因引起的损害后果。

(1) Mixed in or conceal to report during the transport of ordinary goods, possession of flammable, explosive dangerous goods or other violations of dangerous goods transport regulations;

(2) The goods are overweight or the quality of the goods is below acceptable standards;

甲方 [illegible] 乙方 [illegible]

(3) The good's packaging and labeling do not meet the applicable regulatory requirements.

(4) Did not provide relevant information or provide incomplete information, not timely and incorrect;

(5) Other consequences due to the damage caused by the goods or Party A or the consignee.

2因甲方原因而增加的额外费用，以及产生的第三方损失由甲方承担。对于因第三方过错所导致的损失，乙方应积极协助甲方向实际责任方追索。

2 The additional costs incurred by Party A and arising the loss of third party shall be borne by Party A. Party B shall actively assist Party A in recourse to the actual responsible party for the losses caused by the third party fault.

(二)乙方的责任

(B) Party B's responsibility

1， 乙方在履行本协议时应尽心尽责， 因乙方过错导致货物出现短少、灭失、延迟交付的，乙方应依照《中华人民共和国海商法》第五十六条、第五十七条对于承运人的有关规定进行赔偿。

1, Party B shall exercise due diligence in the performance of this Agreement. Party B shall, in accordance with Article 56 and Article 57 of the "Maritime Law of the People's Republic of China" carry out the compensation in accordance with the relevant provisions of compensation.

2，乙方代理境外运输时，因其过错所导致的货物损毁、丢失承担赔偿责任，根据货物损毁、丢失的具体情况，乙方按货物的出厂价格进行赔偿，但任何情况下最高赔偿不超过人民币20元/公斤。

2, Party A entrusts Party B for overseas transport, Party B is responsible for the damage or loss of the goods caused by its fault.

甲方 [signature] 乙方 [signature]

Party B shall compensate Party A forany damaged goods at the factory price of the goods according to the specific circumstances of the damage or loss of the goods, but in any case the maximum compensation shall not exceed RMB20 Yuan/kg.

（七）免责条款
(VII) Disclaimer

由于下列原因造成的操作延误，货物灭失、短少、变质、污染、损坏的，乙方不承担责任：

Due to the following reasons caused by delays in operation, loss of goods, short, deterioration, pollution, damage, Party B is not responsible for:

（一） 不可抗力（包括但不限于自然灾害、战争、政府禁令、罢工等）；

（二） 货物本身的自然属性和固有缺陷，货物包装、标志不符合规定或货物的合理损耗；

（三） 海关、商检、司法扣押等政府部门或机构的行为；

（四） 甲方、收货方或第三方原因；

（五） 抢劫、盗窃等犯罪介入因素；

（六） 其他实际承运人原因。

(1) force majeure (including but not limited to natural disasters, war, government bans, strikes, etc.);

(2) the natural and inherent defects of the goods themselves, the packaging of goods, the failure of the labeling or the reasonable loss of the goods;

(3) the acts of government departments or institutions such as customs, commodity inspection and judicial seizure;

(4) Party A or the Receiving Partyor third party reasons;

(5) robbery, theft and other criminal intervention factors;

甲方 ________ 乙方 ________

(6) Other reasons for the actual carrier.

（八）一般性条款
(VIII) general terms

（一）法律适用及管辖

(1) The application and jurisdiction of the law

因本协议引起的或与本协议有关的任何争议，双方应协商解决，经协商无法达成一致意见的，双方一致同意将该争议提交上海海事法院诉讼解决，适用中华人民共和国法律。

Any dispute arising from or in connection with this Agreement shall be settled by both parties. The two sides agree to submit any disputes to the Shanghai Maritime Court for litigation resolution the application of the laws of the People's Republic of China.

（二）合同的修改

(2) the modification of the contract

本协议如有未尽事宜，双方可以协商签订书面补充协议，补充协议与本协议具有同等法律效力。

For the purposes of this Agreement, the parties may negotiate a written supplemental agreement and the Supplemental Agreement shall have the same legal effect as this Agreement.

（三）协议生效、期限和终止

(3) the entry into force of the agreement, the term and the termination

1. 本协议自双方法定代表人或授权代表签字，并加盖公章之日起生效。

2. 本协议有效期限为贰年，自2017年6月30日起至2019年6月30日止。协议期满后双方有意继续合作的，应办理续签手续。

甲方 [signature] 乙方 [signature]

3. 本协议终止后，协议双方仍承担协议终止前本协议规定的双方应当履行而尚未履行完毕的一切责任与义务。

1. This Agreement shall enter into force on the date of signature by the legal representative or authorized representative of both parties and with official seal.

2. This Agreement shall be valid for two years from June 30, 2017 to June 30, 2019. If the parties intend to continue to cooperate after the expiration of the agreement, they shall go through the renewal procedure.

3. Upon termination of this Agreement, the parties to the Agreement shall bear all obligations of the Parties as may be fulfilled prior to the termination of the Agreement and have not yet fulfilled their obligations.

(四)合同完整性

(4) Contract Integrity

1. 本合同和本合同附件、船公司的运价表、提单均构成本合同各方之间就本合同主要事项达成的完整的合同和谅解，并取代之前一切与此有关的口头、书面或其他形式的建议、声明、保证、协议或承诺。

1. This contract and the annex to this contract, the shipping company's tariff table, the bill of lading constitute the parties to the contract between the main issues of this contract to achieve a complete contract and understanding, and replace all previous oral, written or other forms of advice, statements, warranties, agreements or undertakings.

2. 在本合同有效期内，甲乙双方订立的涉及本协议第一条业务的单票委托合同的一切事项，均适用本合同之约定。若单票委托合同有特别约定时，应予优先适用。

2. In the validity period of this contract, all matters relating to the single-ticket entrusted contract entered into between the Party A and Party B concerning Article 1 of this Agreement shall be governed by the provisions of this Contract. If the solicitation of a single-ticket contract has a special agreement, should be given priority.

（五）其他

(5) Others

本协议一式二份，甲、乙双方各执一份，具有同等法律效力。

This Agreement shall be made in duplicate and each Party A and Party B shall have the same legal effect.

甲方：AMERICATOWNE INC.

授权代表：YU WANG

日期：2017 年 6 月 30 日

乙方：上海通洋船务股份有限公司

授权代表：殷佳俊

日期：2017 年 6 月 30 日

Party A: **AMERICATOWNE INC.**

Authorized representative: YU WANG

Date: June 30, 2017

Party B: **OCEAN CHANNEL SHIPPING CO.,LTD.**

Authorized representative: **Yin Jiajun**

Date: June 30, 2017

甲方 乙方

BANK ACCOUNT INFORMATION:
BENEFICIARY：OCEAN CHANNEL SHIPPING CO.,LTD.
PAYEE: BANK OF CHINA SHANGHAI BRANCH
REN MIN ROAD SUB-BRANCH
TAX ID:913101017824276650
USD ACCOUNT NO.:436469281871

上海通洋船务股份有限公司

甲方 [signature]　　乙方 [signature]